Exhibit 99.1

Exhibit 99.1

Craig D. Gates President and CEO

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KeyTronicEMS Confidential & Proprietary

Leading provider of

Electronic Manufacturing Services (EMS) with unique combination of global capabilities and customer responsiveness

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KeyTronicEMS Confidential & Proprietary

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the federal securities laws and are subject to the safe harbor under those laws. These forward-looking statements can be identified by the use of words such as “expect”, believe”, “anticipate”, “will”, “may”, “should”, “plan” and similar expressions. Forward-looking statements include statements made as to future revenue and earnings, trends in the EMS industry, existing and potential new customer relationships and competition. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks and uncertainties include, but are not limited to the challenge of effectively managing operations in an uncertain economic environment to prepare for growth in coming periods; the accuracy of customers’ forecasts; success of customers’ programs; timing of new programs; changes in pricing policies by the Company, its competitors or customers; the dependence on a small number of large customers and the other risks described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Risks and Uncertainties That Could Affect Future Results” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and current reports on Form 8-K, filed with the SEC. Any forward-looking statements in this presentation are based on the Company’s current expectations and the Company assumes no obligation to update these forward-looking statements.

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Key Investment Highlights

Outsourcing market expected to continue to grow

Strong competitive position:

•	Unique combination of global capabilities and customer responsiveness
•	Increasing demand for EMS services in North America and Asia
•	Unique degree of vertical integration
•	Proven ability to successfully manufacture highly challenging products

Expanding customer portfolio across diverse industries

Strong revenue and earnings growth

Financial performance exceeds industry average

Strong balance sheet

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Electronic Manufacturing Services Market

In Billions

$300 $250 $200 $150 $100 $50

$0

2011 2012 2013 2014 2015 2016

Source: IDC, 2012

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EMS Provider Tiers

Tier I: Over $2 billion in annual revenue

Tier II: $400 million to $2 billion in annual revenue

Tier III: $100 million to $400 million in annual revenue

Key Tronic currently 7th largest U.S. contract manufacturer

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Integrated Global Operations: US

Spokane Washington

•	Corporate headquarters
•	Command and control
•	Centralized program management, production control, quality control, material management
•	Tooling and prototyping
•	Low volume PCA and box build

El Paso, Texas

•	Product distribution

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Integrated Global Operations: Mexico

Juarez, Mexico

•	Volume PCA, box build and plastic molding, sheet metal
•	Repair operations
•	700,000 square feet
•	Contiguous campus of seven facilities
•	Long term presence since 1984
•	Recently acquired Sabre Manufacturing: o Provides integrated sheet metal fabrication capabilities o Added 66,000 square foot facility o Expands customer base

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Integrated Global Operations: China

Shanghai, China

•	International material sourcing organization
•	High-volume PCA and box build
•	130,000 square feet
•	Presence since 1999

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Worldwide Production Mix

Spokane USA 2%

Shanghai China 20%

Juarez Mexico 78%

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Leveraging Global Capacities

USA-based Management

Operations

Materials

Production Control

Quality Control

Engineering

USA-based Production Mexico-based Production China-based Production Prototyping Low to high volume High volume Low Volume

USA-based Purchasing China-based Purchasing Parts Parts

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Virtual Tier I Capabilities

International sourcing yields close to Tier I material pricing

Chinese and Mexican production yields Tier I conversion costs

One Stop Shopping:

•	Strong production and process design capabilities
•	Multiple production technologies and vertical Integration
•	Scalability as volume grows: Spokane Juarez China

Proven ability to successfully manufacture highly challenging devices

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Tier III Responsiveness

USA-based centralized operations management

Customer interface in English

Experienced program management for low/mid/high volume programs

Experienced management of offshore facilities

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Cost/Service Comparison For $5 to $80 Million Program

Low

Tier I

COST Tier II

Tier III

High

Slow RESPONSIVENESS Rapid

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Target Accounts

Program with $5 million to $80 million in annual revenue

Involves at least two production technologies:

•	Plastic injection molding
•	Electrical assembly
•	Sheet metal
•	Full box build

Challenging/unusual manufacturing skills required

•	Not high-volume commodity products

Complex product assembly at account maturity

Customer places high value on responsiveness

Customer seeking long-term relationship

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Profitable and Diverse Customer Programs

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…From Wide-Ranging Industries

Consumer plastic products Computer accessories

Consumer electronics Industrial tools

Medical devices Industrial controls

Specialty printers Networking equipment

Gaming Scientific instruments

Telecommunications Data storage

Automotive Financial Transaction Educational equipment Military equipment Electric transportation Irrigation equipment

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Quarterly Revenue

120 100 80 60 40 20 0

Q4 ’09 Q1 ’ 10 Q2 ’10 Q3 ’10 Q4 ’10 Q1 ’ 11 Q2 ’11 Q3 ’11 Q4 ’11 Q1 ’ 12 Q2 ’12 Q3 ’12 Q4 ’12 Q1 ’ 13 Q2 ’13 Q3 ’13 Q4 ’13

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Number of Customers Producing Revenue



60
50
40
30
20
10
0
36
40
42
48
51
52
56
56
FY2012 Q1
FY2012 Q2
FY2012 Q3
FY2012 Q4
FY2013 Q1
FY2013 Q2
FY2013 Q3
FY2013 Q4

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Number of Programs Producing Revenue


200
180
160
140
120
100
80
60
40
20
0
135
149
155
165
168
169
177
183
FY2012 Q1
FY2012 Q2
FY2012 Q3
FY2012 Q4
FY2013 Q1
FY2013 Q2
FY2013 Q3
FY2013 Q4

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Historic Transition to EMS

380 360 340 320 300 280 260 240

220

Keyboards 200 EMS

Millions 180 Total $

160 140 120 100 80 60 40 20 0

FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13

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Growth Strategy

Continue to emphasize unique combination of Tier I capabilities and Tier III responsiveness

Continue to invest in volume driven capacity

Continue to leverage materials and parts procurement

Continue to diversify customer portfolio across many industries

Expand into more high-value-added, multi-production technology programs

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Financials

Ronald F. Klawitter

Chief Financial Officer and Treasurer

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Core Operating Objectives

Grow faster than EMS industry

Maintain strong operating margins and profitability

Maintain strong balance sheet

ROIC that exceeds cost of capital

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Annual Revenue

$400 $350 $300

$250 Millions $200 In $150 $100

$50

$-

FY2009 FY2010 FY2011 FY2012 FY2013

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Financial Model

FY2011 FY2012 FY2013 Target

Gross Margin 8.1% 8.6% 9.5% 9% - 11% Operating Expenses 5.4% 4.5% 4.5% 4% - 5% Operating Margin 2.7% 4.1% 5.0% 4% - 7%

Expecting gradual improvement with long term growth

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Annual Earnings

$1.40

$1.20

EPS $1.00

Diluted $0.80

$0.60

$0.40

$0.20 $-

FY 2009 FY 2010 FY 2011 FY 2012 FY 13

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Operating Margin Percentage

6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013

KTC Operating Margin Percentage Industry Average

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Key Balance Sheet Ratios

3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0

-0.5

FY09 FY10 FY11 FY12 FY13

Current Ratio Debt to Equity Ratio

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Return on Invested Capital

25% 20% 15% 10% 5% 0%

FY 2009 FY2010 FY2011 FY2012 FY2013

KTC ROIC Industry Average ROIC

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Key Investment Highlights

Outsourcing market expected to continue to grow

Strong competitive position:

•	Unique combination of global capabilities and customer responsiveness
•	Increasing demand for EMS services in North America and Asia
•	Unique degree of vertical integration
•	Proven ability to successfully manufacture highly challenging products

Expanding customer portfolio across diverse industries

Strong revenue and earnings growth

Financial performance exceeds industry average

Strong balance sheet

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NASDAQ: KTCC

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